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                                                                   EXHIBIT 10.52


                          ABM INDUSTRIES INCORPORATED

                             AMENDMENT NO. 2 TO THE

                        1984 EXECUTIVE STOCK OPTION PLAN
                          (DECEMBER 1994 RESTATEMENT)


      ABM INDUSTRIES INCORPORATED, having established the 1984 Executive Stock Option Plan (the "Plan"), hereby amends the Plan effective as of March 30, 1999 as follows:

      The name of the Plan shall be "Age-Vested" Career Stock Option Plan

      IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 2 on the date indicated below.


                                          ABM INDUSTRIES INCORPORATED

                                          BY: /s/ LORRAINE P. O'HARA
                                             -----------------------------

                                       TITLE: Assistant Secretary
                                             -----------------------------

                                       DATED: March 30, 1999
                                             -----------------------------